As filed with the Securities and Exchange Commission on January 7, 2003

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant    ☒
Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials

APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE TO HOLDERS OF
APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.

January 7, 2003

Dear Stockholder:

It has been brought to our attention that important information was inadvertently omitted from the proxy statement previously mailed to you. Enclosed please find information concerning the Director nominees. If after reviewing this information, you wish to recast your vote, please do so using the enclosed proxy card.

We regret the error and apologize for any inconvenience it may have caused.